The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72DD correctly, the correct answer is as follows (in 000's):

Investor Class
Janus Money Market Fund $13,202
Janus Government Money Market Fund $1,681
Janus Tax-Exempt Money Market Fund $710

Institutional Class
Janus Money Market Fund $87,452
Janus Government Money Market Fund $6,830
Janus Tax-Exempt Money Market Fund $627

Service Class
Janus Money Market Fund $322
Janus Government Money Market Fund $1,432
Janus Tax-Exempt Money Market Fund $1

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72EE correctly, the correct answer is as follows (in 000's):

Investor Class
Janus Money Market Fund $21
Janus Government Money Market Fund $5
Janus Tax-Exempt Money Market Fund $1

Institutional Class
Janus Money Market Fund $78
Janus Government Money Market Fund $10
Janus Tax-Exempt Money Market Fund $0

Service Class
Janus Money Market Fund $0
Janus Government Money Market Fund $3
Janus Tax-Exempt Money Market Fund $0

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73A correctly, the correct answer is as follows:

Investor Class
Janus Money Market Fund $0.0075
Janus Government Money Market Fund  $0.0067
Janus Tax-Exempt Money Market Fund $0.0059

Institutional Class
Janus Money Market Fund $0.0117
Janus Government Money Market Fund $0.0112
Janus Tax-Exempt Money Market Fund $0.0101

Service Class
Janus Money Market Fund $0.0092
Janus Government Money Market Fund $0.0087
Janus Tax-Exempt Money Market Fund $0.0076

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73B correctly, the correct answer is as follows (in 000's):

Investor Class
Janus Money Market Fund $0.0000
Janus Government Money Market Fund  $0.0000
Janus Tax-Exempt Money Market Fund $0.0000

Institutional Class
Janus Money Market Fund $0.0000
Janus Government Money Market Fund $0.0000
Janus Tax-Exempt Money Market Fund $0.0000

Service Class
Janus Money Market Fund $0.0000
Janus Government Money Market Fund $0.0000
Janus Tax-Exempt Money Market Fund $0.0000

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74U correctly, the correct answer is as follows (in 000's):

Investor Class
Janus Money Market Fund - 1,588,804
Janus Government Money Market Fund  - 224,084
Janus Tax-Exempt Money Market Fund - 107,386

Institutional Class
Janus Money Market Fund - 8,123,575
Janus Government Money Market Fund - 384,769
Janus Tax-Exempt Money Market Fund - 49,385

Service Class
Janus Money Market Fund - 25,731
Janus Government Money Market Fund - 142,856
Janus Tax-Exempt Money Market Fund - 398

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74V correctly, the correct answer is as follows (in 000's):

Investor Class
Janus Money Market Fund $1.00
Janus Government Money Market Fund  $1.00
Janus Tax-Exempt Money Market Fund $1.00

Institutional Class
Janus Money Market Fund $1.00
Janus Government Money Market Fund $1.00
Janus Tax-Exempt Money Market Fund $1.00

Service Class
Janus Money Market Fund $1.00
Janus Government Money Market Fund $1.00
Janus Tax-Exempt Money Market Fund $1.00